Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated September 20, 2016
To Allstate Life Insurance Company
Prospectus dated April 29, 2016

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated September 20, 2016
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

We are issuing this Supplement to reflect a change to the AST Value Equity Portfolio of Advanced Series Trust.  Please check your Annuity Prospectus to determine if the following change affects the Annuity that you own.  Accordingly, we make the following change to your Annuity Prospectus:

AST Value Equity Portfolio.   Effective on or about October 17, 2016, the AST Value Equity Portfolio will be replacing its subadviser.  T. Rowe Price Associates, Inc. will replace Herndon Capital Management, LLC as subadviser to the Portfolio.  Accordingly, all references in the Prospectus to Herndon Capital Management, LLC as subadviser to the Portfolio are hereby replaced with T. Rowe Price Associates, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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